                         Morgan Stanley Strategist Fund
                          Item 77(O) 10F-3 Transactions
                        August 1, 2005 - January 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Knight  8/16/    -     $99.50 $400,00  440,00    0.00%  0.22%    Banc    Bank
Ridder    05                   0,000      0                       of      of
 Inc.                                                           Americ  Americ
 5.75%                                                            a        a
9/1/20                                                          Securi
  17                                                             ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.